PROVIDENT BANKSHARES PROVIDENT BANKSHARES C O R P O R A T I O N C O R P O R A T I O N SunTrust Robinson Humphrey Meeting November 7, 2006 Exhibit 99.1

FORWARD-LOOKING STATEMENTS AND RISK FACTORS
This presentation contains “forward-looking statements” as that term is defined in the
Private Securities Litigation Reform Act of 1995.  These statements involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements.  The forward-looking statements may include statements regarding business strategies, intended results and future performance.  Forward-looking statements are preceded by such terms as “expects,” “believes,” “anticipates,”
“intends,” and similar expressions.  No forward-looking statement can be guaranteed, and actual results may differ materially from those projected.  The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.  Forward-looking statements in this presentation should be evaluated together with the uncertainties that affect the
Company’s business, particularly those mentioned under the headings “Forward-
looking Statements” and “Item 1A. Risk Factors” in the Company’s Form 10-K for the
year ended December 31, 2005, and in its reports on Form 10-Q and Form 8-K, which the Company incorporates by reference.
In the event that any non-GAAP financial information is described in any communication, including this presentation, please refer to the supplemental financial tables included on our website for the GAAP reconciliation of this information.

Agenda Agenda • Introduction and Overview • Key Strategies • Financial Performance

Introduction and Overview
Introduction and Overview
– Headquartered in Baltimore, Maryland
– Total assets of $6.4 billion (as of  9/30/06)
– Serves individuals, families, small businesses and
larger companies in Greater Baltimore, Greater
Washington and Central Virginia
– Over 2,000 employees

Introduction
Introduction
Provident Bank History
• 1886  Founded as a Mutual Thrift
• 1987  Converted to Commercial Bank
• 1993  Retail Banking Expansion
• 1997  Citizen’s Savings Bank Merger
• 2004  Southern Financial Merger

Banking Office Network 2006 Banking Office Network 2006 153 Branches 153 Branches Green dots are in-store, red triangles are traditional locations.

Introduction
Introduction
Provident Bank Mission
Provident Bank Mission
Provident Bank’s mission is to exceed customer
expectations by delivering superior service,
products and banking convenience. Every
employee’s commitment to serve our customers in
this fashion will establish Provident Bank as the
primary bank of choice of individuals, families,
small businesses and mid-sized companies
throughout our chosen markets.

Introduction Introduction Provident Bank Core Values Provident Bank Core Values Integrity Excellence Caring Partnership Results Driven

Strategic Priorities
Strategic Priorities
– Maximize Provident’s position as the ‘right size’ bank
– Consistently execute a high performance, customer relationship focused sales culture
– Sustain a culture that attracts and retains employees who provide the differentiating ‘Provident Way’ customer experience
– Profitably grow and deepen customer relationships in all four key market segments: commercial, commercial real estate, small
business and consumer
– Expand delivery (branch and non-branch) within the footprint
– Improve financial fundamentals

Provident Bank
Provident Bank
Positioning Strategy
Positioning Strategy
We will continue to provide the
products and services of our largest
competitors, while delivering the
level of service found in only the
best community banks.

Strategic Priorities Strategic Priorities Consistently execute a high performance customer relationship focused sales culture

Customer Relationship Strategy
Customer Relationship Strategy
Provident Bank’s vision is to be chosen
as our customers’ primary bank
because we consistently execute our
business as The Right Size Bank.

Customer Relationship Strategy Customer Relationship Strategy Executing our Vision • Acquire • Enhance • Retain

Acquire Customer Relationships
Acquire Customer Relationships
Acquire different customers and acquire customers
differently
Success Factors:
• Right size bank positioning
• Unparalleled convenience
• Value-oriented product line
• Reputation for superior service
Success Metric:  Growth in Primary Bank Relationships

Enhance Customer Relationships
Enhance Customer Relationships
The Opportunity
The Opportunity
3.43 330
Real Estate
4.16 635
Commercial
3.63 23,249
Small
Business
2.75 300,129
Retail
Provident
Cross Sell
Households
Data is as of Q3 2006. Small business excludes exclude trusts, estates & community organizations

Enhance Customer Relationships
Enhance Customer Relationships
• Leverage customer segmentation methodology
• Build a relationship sales culture
• Roll-out sales and leadership training
• Achieve CSBI relationship
Success Metric:  1 More to 400,000

Retain Customer Relationships
Retain Customer Relationships
One additional product to a household with one product
increases their retention from 83% to 92%
• Utilize on-boarding program for all customers
• Survey customers’ satisfaction quarterly
• Build specific retention plans based on customer
segmentation data
Success Metric:  Level of Customer Engagement

Strategic Priorities Strategic Priorities Sustain a culture that attracts and retains employees who provide the differentiating ‘Provident Way’ customer experience

Employee Development
Employee Development
and Retention
and Retention
• Succession planning for key positions
• Compensation awards based upon results
• Expanded training curriculum with additional
online development offerings
• Disciplined performance management system

Strategic Priorities Strategic Priorities Profitably grow and deepen customer relationships in all four key market segments: • commercial • commercial real estate • small business • consumer

Customer Deposits Customer Deposits 24% 76% Consumer Deposits Commercial Deposits 28% 18% 38% 16% Savings Deposits Time Deposits Demand Deposits MM Deposits 3Q06 3Q06 $3,503,762 $3,503,762

Loan Portfolio
Loan Portfolio
37%
53%
10%
Consumer Loans
Commercial Loans
Acquired & Originated Residential
1%
10%
26%
10%
34%
19%
Commercial Mortgage
Commercial Loans
Marine
Home Equity
Originated & Acquired Residential Loans
Other Consumer
3Q06 3Q06
$3,774,616
$3,774,616

Core Loan and Deposit Growth
Core Loan and Deposit Growth
$3,381
$3,309
$3,244
$1,512
$1,686
$1,867
$2,533
$3,016
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
2001 2002 2003 2004 2005 1Q06 2Q06 3Q06
CAGR Core Loans = 18.84%
CAGR Total Assets = 6.72%
Average balances ($ Millions)
$3,504
$3,602
$3,565
$2,693
$3,518
$3,345
$2,825
$2,548
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
2001 2002 2003 2004 2005 1Q06 2Q06 3Q06
CAGR Core Deposits = 8.40%

Strategic Priorities Strategic Priorities Expand delivery via de novo branches and select acquisitions within the footprint

Provident Bank Branches
Provident Bank Branches
90
61
62
63
63
91
91 91
34
37
50 50
51
34 34
36
56
59
89
58
58
8
5
10 10
18
15
33
42
42
51
59
60
1992 1993 1994 1995 1996 1997* 1998 1999 2000 2001 2002 2003 2004* 2005 1Q06 2Q06 3Q06
Traditional In-Store/ATM Plus
1997– Citizens Savings Bank   2004 – Southern Financial acquisition

67
67
67
86
87
86 86
82
51
35
43
32
24
15 15
66
44
67
67
66
65
66
59
53
51
1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 1Q06 2Q06 3Q06
Washington Metro/VA Baltimore
BRANCH NETWORK
Virginia And Washington
Virginia And Washington
Metro Expansion
Metro Expansion

$33,682,000
$9,783,020
$0
$5,000,000
$10,000,000
$15,000,000
$20,000,000
$25,000,000
$30,000,000
$35,000,000
Deposit Opportunity =
$1,266,645,940
$4,595,000
$969,323
$0
$500,000
$1,000,000
$1,500,000
$2,000,000
$2,500,000
$3,000,000
$3,500,000
$4,000,000
$4,500,000
$5,000,000
Loan Origination
Opportunity = $192,160,881
$745,000
$77,419
$0
$100,000
$200,000
$300,000
$400,000
$500,000
$600,000
$700,000
$800,000
Fee Income Opportunity =
$35,381,793
Expansion Opportunities
Expansion Opportunities
• Build relationships with existing customers
• We have 53 “new” branches in Virginia
“New VA” Branches MD Branches

Strategic Priorities
Strategic Priorities
Improve Financial Fundamentals
Improve Financial Fundamentals
I. Continued transformation of the balance sheet
II. Strong growth in core loans and deposits
III. Solid fee income growth
IV. Improved asset quality
V. Higher capital levels
VI. Growth in earnings with improved quality of earnings

Balance Sheet Transformation
Balance Sheet Transformation
Our Progress and Plans
Our Progress and Plans
59%
7%
34%
25%
75%
% of Earning Assets
Today Opportunity
Total Earnings Opportunity = $7+ million
44%
24%
32%
Commercial & Consumer Loans (Core)
Originated & Acquired Residential Loans (Non-core)
Investment Securities
1995

Core Loan and Deposit Growth
Core Loan and Deposit Growth
$3,381
$3,309
$3,244
$1,512
$1,686
$1,867
$2,533
$3,016
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
2001 2002 2003 2004 2005 1Q06 2Q06 3Q06
CAGR Core Loans = 18.84%
CAGR (Total Assets) = 6.72%
Average balances ($ Millions)
$3,504
$3,602
$3,565
$2,693
$3,518
$3,345
$2,825
$2,548
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
2001 2002 2003 2004 2005 1Q06 2Q06 3Q06
CAGR Core Deposits = 8.40%

Solid Fee Income Growth Solid Fee Income Growth $120,704 $113,547 $74,955 $86,394 $92,752 $100,840 $112,072 $126,418 $70,000 $80,000 $90,000 $100,000 $110,000 $120,000 $130,000 CAGR = 10.58%

Solid Fee Income Growth Solid Fee Income Growth Annual Fees Per DDA Account Annual Fees Per DDA Account 0 50 100 150 200 250 300 Fee Income Per Consumer DDA CAGR = 13%

Improved Asset Quality
Improved Asset Quality
Net Charge-Offs / Average Loans
Net Charge-Offs / Average Loans
0.09%
0.10%
0.13%
0.15%
0.27%
0.34%
0.46%
0.71%
0.05%
0.15%
0.25%
0.35%
0.45%
0.55%
0.65%
0.75%
2001 2002 2003 2004 2005 1Q06 2Q06 3Q06

Improved Asset Quality Improved Asset Quality Reserves / Loans Reserves / Loans 1.19% 1.19% 1.21% 1.30% 1.24% 1.27% 1.24% 1.29% 1.1% 1.2% 1.3% 1.4% 1.5% 2001 2002 2003 2004 2005 1Q06 2Q06 3Q06

Higher Capital Levels
Higher Capital Levels
Tangible Common Equity Ratio
Tangible Common Equity Ratio
6.41% 6.41%
6.50%
6.27%
5.52%
6.20%
5.97%
5.77%
5.0%
5.5%
6.0%
6.5%
7.0%
2001 2002 2003 2004 2005 1Q06 2Q06 3Q06
Tangible common equity ratio: tangible equity less mark to market adjustments as a percentage of tangible assets

Earnings Growth With Improved Quality
Earnings Growth With Improved Quality
Net Interest Margin
Net Interest Margin
3.60%
3.74%
3.72%
3.34%
3.21%
3.14%
2.89%
3.52%
2.8%
3.2%
3.6%
4.0%
2001 2002 2003 2004 2005 1Q06 2Q06 3Q06

Earnings Growth With Improved Quality
Earnings Growth With Improved Quality
Return on Assets
Return on Assets
1.26%
1.17%
1.26%
0.81%
1.00%
1.03%
1.02%
1.14%
0.60%
0.80%
1.00%
1.20%
1.40%
2001 2002 2003 2004 2005 1Q06 2Q06 3Q06

Earnings Growth With Improved Quality
Earnings Growth With Improved Quality
Reported Earnings Per Share
Reported Earnings Per Share
$2.17
$2.00
$2.05
$1.88
$1.56
$1.50
$1.70
$1.90
$2.10
$2.30
$2.50
2001 2002 2003 2004 2005
CAGR = 8.6%

PROVIDENT BANKSHARES PROVIDENT BANKSHARES C O R P O R A T I O N C O R P O R A T I O N www.provbank.com Contact Media: Lillian Kilroy (410) 277-2833 Investment Community: Melissa Kelly (410) 277-2080

Appendix
Appendix
Portfolio Allocation as of 09/30/05 Portfolio Allocation as of 09/30/06
4.00-4.50%
7%
5.00%
15%
5.50%
7%
6.00%
4%
6.50%+
2%
Other Fixed
13%
3x1
0%
5x1
2%
7x1
2%
Conventional
1%
ABS
36%
GNMA
1%
Other
4%
Nonagency
3%
Agency
3%
Floating Rate
CMO
Hybrid
Agency
3%
Nonagency
5%
Other
4%
GNMA
1%
ABS
32%
Conventional
1%
7x1
2%
5x1
2%
3x1
0%
Other Fixed
14%
6.50%+
2%
6.00%
4%
5.50%
6%
5.00%
18%
4.00-4.50%
6%
Floating Rate
Hybrid